Exhibit 99.1

LPCN 1144 Therapy Demonstrates Histologic Benefits in the Phase 2 LiFT Study in Nonalcoholic Steatohepatitis (NASH) Subjects

Arun J. Sanyal, MD[1, 2]; Benjamin J. Bruno, PharmD, PhD[3]; Kilyoung Kim, PhD[3]; Shadi Mehraban, MD, PhD[3]; Kongnara Papangkorn, PhD[3]; Anthony DelConte, MD[3,4]; Nachiappan Chidambaram, PhD[3]; Mahesh V. Patel, PhD[3]

1. Div. of Gastroenterology, Hepatology and Nutrition, Virginia Commonwealth University Health System, Richmond, VA, USA; 2. Presenting author; 3. Lipocine Inc., Salt Lake City, UT, USA; 4. Department of Pharmaceutical/Health Care Marketing, Saint Joseph's University, Philadelphia, Pennsylvania, USA

AASLD The Liver Meeting® Nov. 12-15, 2021
DIGITAL EXPERIENCE

INTRODUCTION

- NASH, the fastest growing chronic liver disease, is a serious condition with great unmet medical need.
- Low testosterone (T) is associated with the presence of NASH.
- LPCN 1144 is an oral prodrug of endogenous T being developed for the treatment of noncirrhotic NASH.
- The aim of this study was to evaluate the safety and treatment potential of LPCN 1144 in men with biopsy-confirmed NASH.

MATERIALS AND METHODS

Study Design: Three-arm, blinded, placebo-controlled trial in biopsy-confirmed male NASH subjects with F1-F3 fibrosis, 36 weeks of treatment (NCT04134091)

- 1:1:1 randomization (N=56)
  - Treatment A: 142 mg eq. T BID
  - Treatment B: 142 mg eq. T + 238 mg d-alpha tocopherol BID
  - Placebo: BID

Histopathological Read Techniques

-Same slide sets used for all analyses

- **NASH CRN**: Read by a single pathologist; EOS read blinded to the treatment and timepoint
  -NASH Resolution and Fibrosis Improvement defined per FDA's Phase 3 guidance
- **Paired Reads**: BL and EOS biopsies were read as a pair (side-by-side) by the same pathologist, blinded to treatment and timepoint
- **Digital Reads**: Biopsy slides were digitized and scored with continuous scores for steatosis-corrected fibrosis, blinded to treatment group

RESULTS

Demographics and Baseline Characteristics †

Parameter	Placebo (N=15)	Treatment A (N=15)	Treatment B (N=14)
Mean Age (years)	50.5	50.0	54.0
Mean BMI (kg/m²)	36.7	36.5	34.7
Diabetes (%)	53.3	73.3	64.3
Hypertension (%)	73.3	60.0	57.1
Mean ALT (U/L)	49.5	58.7	53.3
Mean AST (U/L)	35.9	34.3	30.9
Mean Liver Fat (MRI-PDFF) ‡	20.1	16.7	20.9
Mean fibrosis stage	2.1	1.4	1.4
Mean NAFLD Activity Score	4.7	5.0	4.6

Liver Fat Reduction (Wk 12) ‡



Placebo (N=19)
Treatment A (N=18)
Treatment B (N=19)
Absolute Change (%)
0.0
-2.0
-4.0
-6.0
-8.0
-10.0
-1.54
-7.68
-9.17
p < 0.0001
p < 0.0001

NASH Resolution with No Worsening of Fibrosis (Wk 36) § ‡

	NASH Resolution Set	Safety Set
Placebo	0 (0%)	0 (0%)
Treatment A	6 (46%)*	6 (33%)**
Treatment B	9 (69%)***	9 (47%)***

NAS Components (Wk 36) §



Steatosis
Inflammation
Ballooning
Placebo
Treatment A
Treatment B
≥1 Grade Increase
No Change
≥1 Grade Decrease

Liver Injury Markers (Wk 36) ‡



Absolute Change (U/L)
ALT
AST
0.6
-11.4
p=0.06
-22.9
**
1.3
-8
*
-12
**

Fibrosis Outcomes (Wk 36) †

Histopathological Assessment Techniques	Placebo (N = 15)	Treatment A (N = 15)	Treatment B (N = 14)
NASH CRN: Fibrosis Improvement ≥ 1 Stage with No Worsening of NASH	6 (40%)	4 (27%)	2 (14%)
Paired Reads: Fibrosis Improvement with No Worsening of NASH	3 (20%)	6 (40%)	8 (57%)
Digital Reads (FibroNest): Fibrosis Improvement	5 (33%)	12 (80%)	6 (43%)

Body Composition (Wk 36) ‡



Relative Change (%)
Appendicular Lean Mass
Whole Body Fat Mass
-1.4
2.8
*
1.9
1.8
-3.7
-7.3
*
Placebo
Treatment A
Treatment B

† Biopsy Set (N=44): all subjects with both baseline and EOS biopsies.

§ NASH Resolution Set (N=37): Biopsy set, with NASH at baseline (baseline biopsy NAS ≥ 4, with ≥ 1 each in ballooning and inflammation).

‡ Safety Set (N=56): all subjects who received at least one dose of study drug. Subjects who were not eligible for NASH resolution evaluation or were missing EOS biopsies were treated as non-responders

* $p < 0.05$; ** $p < 0.01$; *** $p < 0.001$ vs placebo

CONCLUSIONS

- ✓ Met primary endpoint - statistically significant reduction in liver fat with LPCN 1144 treatment compared to placebo
- ✓ Met the pre-specified key secondary histological endpoint - NASH resolution with no worsening of fibrosis, with statistical significance
- ✓ Changes in key liver enzymes and body composition support beneficial treatment effects in LPCN 1144
  -See Poster 1876 for additional body composition data
- ✓ Well-tolerated, with adverse event rates and severity comparable to placebo
  -See Poster LP47 for additional safety and tolerability data
- ✓ These data strongly support the potential of LPCN 1144 for treatment of NASH

DISCLOSURES

AJS and AD are consultants of Lipocine Inc.

Authors, BJB, KK, SM, KP, NC, MVP, are employees of Lipocine Inc.

CONTACT INFORMATION

Benjamin J. Bruno, Lipocine Inc.

bjb@lipocine.com; admin@lipocine.com

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